CURRENCY GAINS / (LOSSES)	6 Months Ended
Jun. 30, 2021
Analysis of income and expense [abstract]
CURRENCY GAINS / (LOSSES)
NOTE 6 - CURRENCY GAINS / (LOSSES)

		Three months ended June 30,		Six months ended June 30,
(in millions of Euros)	Notes	2021	2020	2021	2020
Included in Revenue	17	—	(2)	(1)	(5)
Included in Cost of sales		—	1	—	1
Included in Other gains and losses - net		—	(5)	8	(6)
Total		—	(6)	7	(10)

Realized exchange losses on foreign currency derivatives - net	17	(2)	(3)	(5)	(3)
Losses reclassified from OCI as a result of hedge accounting discontinuation	17	—	(5)	—	(5)
Unrealized gains / (losses) on foreign currency derivatives - net	17	3	—	11	(2)
Exchange (losses) / gains from the remeasurement of monetary assets and liabilities - net		(1)	2	1	—
Total		—	(6)	7	(10)
See NOTE 16 - Financial Instruments and NOTE 17 - Financial Risk Management for further information regarding the Company’s foreign currency derivatives and hedging activities.